                                                                   Exhibit 10.25

                             PARKING LEASE AGREEMENT

This Parking Lease Agreement (this "Lease"), is entered into as of September __, 2000, by and between INHALE 201 INDUSTRIAL ROAD L.P., a California limited partnership (" Landlord") and INHALE THERAPEUTIC SYSTEMS INC., a Delaware corporation ("Tenant") for the benefit of each other and the City of San Carlos, a municipal corporation (the "City"), in reference to the following:

                                    RECITALS

         A. Landlord is the owner of fee title to that certain real property commonly known as 201 Industrial Road, San Carlos, California, more particularly described on the attached Exhibit A (referred to herein as "201 Industrial Road");

         B. TMT Associates, LLC, a California limited liability company ("TMT") is the owner of fee title to that certain real property commonly known as 150 Industrial Road, San Carlos California, more particularly described on the attached Exhibit B (referred to herein as "150 Industrial Road");

         C. Tenant leases 201 Industrial Road from Landlord pursuant to a Build-to-Suit Lease dated as of September ____, 2000 (the "Inhale 201 Lease"), and leases 150 Industrial Road from TMT pursuant to a lease dated _______ (the "Inhale 150 Lease").

         D. In the event that Tenant elects to expand its facility at 150 Industrial Road ("Inhale's Proposed Expansion"), the City will require additional parking of up to 190 parking spaces be provided, and pursuant to the City's Ordinance Number 1257, adopted April 12, 1999, one way in which such additional parking can be provided is through the leasing of the required spaces on 201 Industrial Road for Tenant's use in connection with its use of its facility at 150 Industrial Road;

         E. Landlord and Tenant now agree as follows:

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.       INHALE PARKING LEASE.

         (A) PREMISES. Landlord hereby leases to Tenant one hundred and ninety
(190) parking spaces located in the area described in Exhibit C attached hereto and made a part hereof (the "Inhale Parking Area"), for the sole purpose of parking vehicles by employees and invitees of Tenant.

         (B) TERM. The term of this Lease shall commence on the date hereof and shall terminate on the date Tenant, or its permitted successor or assignee, ceases to operate its business at 150 Industrial Road, San Carlos, California.

         (C) RENT. Beginning on the date of this Lease, Tenant shall pay to Landlord as rent the amount of $10.00 per year, payable on the second day of each calendar year; provided, however, that in the event that the Inhale 201 Lease is terminated for any reason, commencing upon the first day of the first full calendar month following the month in which such termination takes place, and on the anniversary of such date each year during the remainder of the term of this Lease, Tenant shall pay to Landlord an amount equal to $540 (subject to an annual increase of two percent (2%), commencing on the first anniversary date of this Lease and on each such anniversary during the term hereof) multiplied by
190. Additionally, in the event that the Inhale 201 lease is terminated, Tenant shall pay, in addition to such rent, it's pro rata share of surface parking maintenance costs at 201 Industrial Road. For purposes of this section, "pro rata share" shall equal 27.5% [190/690], and "surface parking maintenance costs" shall consist of the recurring expenses of maintaining surface parking at 201 Industrial Road, including costs of sweeping, patching, resealing, restriping, lighting, landscaping and insuring the surface parking areas.

2. MAINTENANCE OF PARKING AREA. Landlord shall perform, or cause to be performed by the tenant of 201 Industrial Road, any and all maintenance or repair work which may be required to keep the Inhale Parking Area in good condition.

3. NO REPRESENTATIONS OR WARRANTIES. Each party disclaims the making of any representations or warranties, express or implied, regarding the adequacy of the Inhale Parking Area, for the purposes for which it is granted hereunder. Each party acknowledges that it is not relying upon any statements, representations or warranties made by the other party or anyone acting on the other party's behalf concerning the Inhale Parking Area.

4. USE AND INDEMNIFICATION. Each party agrees to refrain from taking, or allowing to be taken, any action in connection with the use of the Inhale Parking Area which would impair the value, condition or use by the other party of its property. Landlord reserves the right to control access to and activities within the Inhale Parking Area, to the extent not inconsistent with Tenant's use and enjoyment of the Inhale Parking Area for the purposes intended herein. Tenant shall not do or permit to be done anything in or about the Inhale Parking Area which would obstruct or interfere with the rights of other tenants of 201 Industrial Road or adjoining property users or knowingly permit any nuisance or waste in, on or about the Inhale Parking Area. Landlord reserves the right to reconfigure and/or relocate the location of the Inhale Parking Area at 201 Industrial Road, provided that Tenant shall at all times have the right to use 190 parking spaces. Tenant shall make no alterations or improvements within the Inhale Parking Area or install any gate, gated fence, or locked or bolted enclosure of any kind in the Inhale Parking Area, without Landlord's prior written consent, which consent Landlord may withhold in the exercise of its reasonable discretion. Each party shall indemnify, hold harmless, defend and protect the other party against and from any and all loss, claim, cost, liability, damage or expense, including, without limitation, reasonable attorneys' fees, arising out of each party's, its agents', employees', contractors' and invitees' activities in connection with this Lease.

5. CONSTRUCTION. The parties acknowledge that each party and its counsel have reviewed this Lease and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any amendments or exhibits hereto. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect.

6. ENTIRE AGREEMENT; MODIFICATION; TERMINATION. This Lease constitutes the entire agreement between the parties hereto with respect to Tenant's and its successors and assigns right to use the Inhale Parking Area for parking in connection with the use of 150 Industrial Road. This Lease may be amended or terminated only by an instrument in writing executed by the parties hereto, or their successors, and consented to in writing by the City; provided, however, that the City's consent shall not be required in connection with the termination of this Lease resulting from the failure of Tenant to retain any right, title or interest in 150 Industrial Road; and provided, further that this Lease may be terminated without Tenant's consent in the event of a default by Tenant after applicable notice and cure periods, in accordance with Section 9 below.

7. GOVERNING LAW. This Lease shall be construed, interpreted, and applied in accordance with, and shall be governed by, the laws applicable in the State of California.

8. DEFAULT; REMEDIES. The occurrence of any of the following shall constitute an event of default on the part of Tenant:

         (A) NONPAYMENT. Failure to pay, when due, any amount payable to Landlord hereunder, such failure continuing for a period of thirty (30) days after written notice of such failure;

         (B) OTHER OBLIGATIONS. Failure to perform any obligation, agreement or covenant under this Lease other than those matters specified in subsection (a) hereof, such failure continuing for thirty (30) days after written notice of such failure; PROVIDED, HOWEVER, that if such failure is curable in nature but cannot reasonably be cured within such 30-day period, then Tenant shall not be in default if, and so long as, Tenant promptly (and in all events within such 30-day period) commences such cure and thereafter diligently pursues such cure to completion; and PROVIDED FURTHER HOWEVER, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 et seq., as amended from time to time;

         (C) GENERAL ASSIGNMENT. A general assignment by Tenant for the benefit of creditors;

         (D) BANKRUPTCY. The filing of any voluntary petition in bankruptcy by Tenant, or the filing of an involuntary petition by Tenant's creditors, which involuntary petition remains undischarged for a period of sixty (60) days. In the event that under applicable law the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligations under this Lease;

         (E) RECEIVERSHIP. The employment of a receiver appointed by court order to take possession of substantially all of Tenant's assets, if such receivership remains undissolved for a period of sixty (60) days;

         (F) ATTACHMENT. The attachment, execution or other judicial seizure of all or substantially all of Tenant's assets, if such attachment or other seizure remains undismissed or undischarged for a period of sixty (60) days after the levy thereof; or

         (G) INSOLVENCY. The admission by Tenant in writing of its inability to pay its debts as they become due, the filing by Tenant of a petition seeking any reorganization or arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, the filing by Tenant of an answer admitting or failing timely to contest a material allegation of a petition filed against Tenant in any such proceeding or, if within sixty (60) days after the commencement of any proceeding against Tenant seeking any reorganization or arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed.

9.       REMEDIES UPON TENANT'S DEFAULT.

         (A) RE-ENTRY; TERMINATION. Upon the occurrence of any event of default described above, Landlord, in addition to and without prejudice to any other rights or remedies it may have, shall have the immediate right to re-enter the Inhale Parking Area or any part thereof and repossess the same, expelling and removing therefrom all persons and property (which property may be stored in a public warehouse or elsewhere at the cost and risk of and for the account of Tenant). In addition to or in lieu of such re-entry, and without prejudice to any other rights or remedies it may have, Landlord shall have the right either
(i) to terminate this Lease and recover from Tenant all damages incurred by Landlord as a result of Tenant's default, as hereinafter provided, or (ii) to continue this Lease in effect and recover rent and other charges and amounts as they become due.

         (B) CONTINUATION OF LEASE. Even if Tenant has breached this Lease and abandoned the Inhale Parking Area, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession and Landlord may enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due, and Landlord, without terminating this Lease, may exercise all of the rights and remedies of a Landlord under California Civil Code Section 1951.4 (Landlord may continue lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has right to sublet or assign, subject only to reasonable limitations), or any successor Code section.

         (C) REMEDIES. If Landlord terminates this Lease pursuant to this Section, Landlord shall have all of the rights and remedies of a landlord provided by Section 1951.2 of the Civil Code of the State of California, or any successor Code section.

         (D) REMEDIES CUMULATIVE. All rights, privileges and elections or remedies contained in this Lease are cumulative and not alternative to the extent permitted by law and except as otherwise provided herein.

10. COMPREHENSIVE LIABILITY INSURANCE. During the Lease term, Tenant shall keep and maintain, or cause to be kept and maintained, at Tenant's sole cost and expense, a policy or policies of comprehensive general public liability insurance, showing, as an additional insured, Landlord, Tenant, any management company retained by Landlord, any ground lessor and any lender of Landlord required to be named pursuant to its loan documents. Such policy shall insure against any and all claims, demands or actions for injuries to persons, loss of life and damage to property occurring upon, in or about 201 Industrial Road, with minimum coverage in an amount not less than a Five Million Dollar ($5,000,000) combined single limit with respect to all bodily injury, death or property damage in any one accident or occurrence. In the event of a claim, action or demand relating to or arising out of Tenant's use of the Inhale Parking Area, the amount of any deductible or self-insured retention and/or any award in excess of the policy limits shall be the sole responsibility of Tenant. The insurance shall include (i) personal injury insurance with endorsement deleting the employee liability exclusions, and employee liability insurance and
(ii) a broad form contractual liability endorsement insuring Tenant's indemnity obligation hereunder.

         (A) ASSIGNMENT AND SUBLETTING. Except in connection with a Permitted Transfer, Tenant shall neither voluntarily nor by operation of law assign, sell, encumber, pledge or otherwise transfer all or any part of Tenant's leasehold estate hereunder, or permit any other person (excepting Tenant's agents and employees) to occupy the Inhale Parking Area or any portion thereof, without Landlord's prior written consent, which consent shall be not be unreasonably withheld, conditioned or delayed. Consent by Landlord to one or more assignments of this Lease or to one or more sublettings of the Premises shall not constitute a waiver of Landlord's right to require consent to any subsequent assignment, subletting or other transfer. Notwithstanding the foregoing, (i) any bona fide financing or capitalization, including a public offering of the common stock of Tenant, shall not be deemed to be an assignment hereunder; and (ii) Tenant shall have the right to assign this Lease or sublet its interests hereunder, or any portion thereof, without Landlord's consent, to any Affiliate of Tenant, or to any entity which results from a merger, reorganization or consolidation with Tenant, or to any entity which acquires substantially all of the stock or assets of Tenant as a going concern (hereinafter each a "PERMITTED TRANSFER"); provided that in no event may Tenant assign or sublet except in connection with an assignment, subletting or other transfer of its rights in 150 Industrial Road. For purposes of the preceding sentence, an "AFFILIATE" of Tenant shall mean any entity in which Tenant owns at least a twenty five percent (25%) equity interest, any entity which owns at least a twenty five percent (25%) equity interest in Tenant and/or any entity which is related to Tenant by a chain of ownership interests involving at least twenty five percent (25%) equity interest at each level in the chain. Landlord shall have no right to terminate this Lease in connection with, and shall have no right to any sums or other economic consideration resulting from, any Permitted Transfer. The transferee under such Permitted Transfer shall be and remain subject to all of the terms and provisions of this Lease.

11. DAMAGE AND DESTRUCTION. In the event of a partial or total destruction of the Inhale Parking Area and the improvements at 201 Industrial Road, and Landlord elects to repair the improvements at 201 Industrial Road, Landlord may relocate the Inhale Parking Area during such period of repair to another parking area located not further than one quarter mile radius from 150 Industrial Road. Any cost associated with obtaining such relocated parking shall be borne by Landlord. In the event of such partial or total destruction and the Landlord does not elect to repair the improvements at 201 Industrial Road, Landlord may, at its option, terminate this Lease, provided that Landlord locates and provides Tenant with equivalent alternative parking facilities reasonably acceptable to Tenant.

12. ESTOPPELS. Landlord or Tenant (the "RESPONDING PARTY") as applicable, shall at any time and from time to time, within ten (10) days after written request by the other party (the "REQUESTING PARTY"), execute, acknowledge and deliver to the Requesting Party a certificate in writing stating: (i) that this Lease is unmodified and in full force and effect, or if there have been any modifications, that this Lease is in full force and effect as modified and stating the date and the nature of each modification; (ii) the date to which rental and all other sums payable hereunder have been paid; (iii) that the Requesting Party is not in default in the performance of any of its obligations under this Lease, that the certifying party has given no notice of default to the Requesting Party and that no event has occurred which, but for the expiration of the applicable time period, would constitute an event of default hereunder, or if the responding party alleges that any such default, notice or event has occurred, specifying the same in reasonable detail; and (iv) such other matters as may reasonably be requested by the Requesting Party or by any institutional lender, mortgagee, trustee, beneficiary, ground lessor, sale/leaseback lessor or prospective purchaser of the Property, or prospective sublessee or assignee of this Lease. Any such certificate provided under this Section may be relied upon by any lender, mortgagee, trustee, beneficiary, assignee or successor in interest to the Requesting Party, by any prospective purchaser, by any purchaser on foreclosure or sale, by any grantee under a deed in lieu of foreclosure of any mortgage or deed of trust on the Property, by any subtenant or assignee, or by any other third party. Failure to execute and return within the required time any estoppel certificate requested hereunder, if such failure continues for five (5) days after a second written request by the Requesting Party for such estoppel certificate, shall be deemed to be an admission of the truth of the matters set forth in the form of certificate submitted to the Responding Party for execution.

13. SUBORDINATION AND NONDISTURBANCE. This Lease, and any sublease entered into by Tenant under the provisions of this Lease, shall be subject and subordinate to any ground lease, mortgage, deed of trust, sale/leaseback transaction or any other hypothecation for security now or hereafter placed upon 201 Industrial Road or any portion thereof, and the rights of any assignee of Landlord or of any ground lessor, mortgagee, trustee, beneficiary or leaseback lessor under any of the foregoing, and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, that such subordination in the case of any future ground lease, mortgage, deed of trust, sale/leaseback transaction or any other hypothecation for security placed upon 201 Industrial Road shall be conditioned on Tenant's receipt from the ground lessor, mortgagee, trustee, beneficiary or leaseback lessor of a Non-Disturbance Agreement in a form reasonably acceptable to Tenant (i) confirming that so long as Tenant is not in material default hereunder beyond any applicable cure period, Tenant's rights hereunder shall not be disturbed by such person or entity and (ii) agreeing that the benefit of such Non-Disturbance Agreement shall be transferable to any transferee under a Permitted Transfer and to any other assignee or subtenant that is acceptable to the ground lessor, mortgagee, trustee, beneficiary or leaseback lessor at the time of transfer. Landlord shall provide to Tenant within thirty (30) days after mutual execution of this Lease, from any existing ground lessor, mortgagee, trustee, beneficiary or leaseback lessor currently owning or holding a security interest in the 201 Industrial Road, a Non-Disturbance Agreement in a form reasonably acceptable to Tenant confirming (i) that so long as Tenant is not in material default hereunder beyond any applicable cure period, Tenant's rights hereunder shall not be disturbed by such person or entity and (ii) agreeing that the benefit of such Non-Disturbance Agreement shall be transferable to any transferee under a Permitted Transfer and to any other assignee or subtenant that is acceptable to the ground lessor, mortgagee, trustee, beneficiary or leaseback lessor at the time of transfer. If any mortgagee, trustee, beneficiary, ground lessor, sale/leaseback lessor or assignee elects in writing to have this Lease be an encumbrance upon 201 Industrial Road prior to the lien of its mortgage, deed of trust, ground lease or leaseback lease or other security arrangement and gives notice thereof to Tenant, this Lease shall be deemed prior thereto, whether this Lease is dated prior or subsequent to the date thereof or the date of recording thereof. Tenant, and any sublessee, shall execute such documents as may reasonably be requested by any mortgagee, trustee, beneficiary, ground lessor, sale/leaseback lessor or assignee to evidence the subordination herein set forth, subject to the conditions set forth above, or to make this Lease prior to the lien of any mortgage, deed of trust, ground lease, leaseback lease or other security arrangement, as the case may be. Upon any default by Landlord in the performance of its obligations under any mortgage, deed of trust, ground lease, leaseback lease or assignment, Tenant (and any sublessee) shall, notwithstanding any subordination hereunder, attorn to the mortgagee, trustee, beneficiary, ground lessor, leaseback lessor or assignee thereunder upon demand and become the tenant of the successor in interest to Landlord, at the option of such successor in interest, and shall execute and deliver any instrument or instruments confirming the attornment herein provided for.

14. SIGNAGE. Any signage installed by Tenant shall be in compliance with all applicable laws, and shall be installed and maintained, and removed at the end of the term, at Tenant's sole cost and expense.

15. ATTORNEYS' FEES. If either party brings any suit or other proceeding with respect to the subject matter or the enforcement of this Lease, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover all costs and expenses including, without limitation, reasonable attorneys' and paralegals' fees and expenses, incurred by such prevailing party. The foregoing includes, without limitation, attorneys' fees, expenses and costs of investigation incurred in appellate proceedings, costs incurred in collection of any award(s), judgment or other relief, costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code, 11 United States Code Section 101 et seq., or any successor statutes.

16. TIME OF ESSENCE. Time is of the essence of every provision contained in this Lease.

17. NOTICES. Any notice required or permitted to be given under this Lease shall be in writing and (i) personally delivered, (ii) sent by United States mail, registered or certified mail, postage prepaid, return receipt requested, (iii) sent by Federal Express or other reputable overnight courier service, or (iv) transmitted by facsimile with a hard copy sent within one (1) business day by any of the foregoing means, and in all cases addressed as follows:

         If to Landlord:                    Inhale 201 Industrial Road L.P.
                                            c/o Bernardo Property Advisors, Inc.
                                            11440 West Bernardo Court, Suite 208
                                            San Diego, CA  92127
                                            Attn:  Alan D. Gold

         If to Tenant:                      Inhale Therapeutic Systems, Inc.
                                            150 Industrial Road
                                            San Carlos, CA  94070
                                            Attn:  Sharron Reiss-Miller

         With a copy to:                    Inhale Therapeutic Systems, Inc.
                                            150 Industrial Road
                                            San Carlos, CA  94070
                                            Attn:  Robert A. Donnally, Esq.

         With a copy to:                    Cooley Godward LLP
                                            One Maritime Plaza, 20th Floor
                                            San Francisco, CA  94111
                                            Attn:  Anna Pope, Esq.

         Any such notice shall be deemed delivered as follows: (a) if personally delivered, the date of delivery to the address of the person to receive such notice; (b) if sent by "next business day" Federal Express or other reputable overnight courier service, the next business day after being sent; or (c) if sent by facsimile transmission, the date transmitted to the person to receive such notice if sent by 5:00 p.m. Pacific Time and the next business day if sent after 5:00 p.m. Pacific Time, provided in either case that there is evidence of such transmission printed by the sending machine. Any notice sent by facsimile transmission must be confirmed by personally delivering or mailing a copy of the notice sent by facsimile transmission. Any party may change its address for notice by written notice given to the other at least three (3) business days before the effective date of such change in the manner provided in this Section.

18. COUNTERPARTS. This Lease may be executed in one or more counterparts and each such counterpart shall be deemed to be an original; all counterparts so executed shall constitute one instrument and shall be binding on all of the parties to this Lease notwithstanding that all of the parties are not signatory to the same counterpart. Facsimile copies of this Lease signed by the parties shall be binding and enforceable as if the same were executed originals.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first written above.

INHALE 201 INDUSTRIAL ROAD L.P.,                 INHALE THERAPEUTIC SYSTEMS INC.
a California limited partnership                 a Delaware corporation

By: SciMed Prop III, a California
       corporation, its General Partner

By:                                              By:
        ----------------------                          -----------------------
Name:                                            Name:
        ----------------------                          -----------------------
Title:                                           Title:
        ----------------------                          -----------------------

By:                                              By:
        ----------------------                          -----------------------
Name:                                            Name:
        ----------------------                          -----------------------
Title:                                           Title:
        ----------------------                          -----------------------

                             EXHIBIT A

                      Property Legal Description

All that certain real property in the State of California, County of San Mateo, City of San Carlos more particularly described as follows:

ALL LANDS LYING WITHIN THE EXTERIOR BOUNDARIES OF THAT MAP ENTITLED "REVERSION TO ACREAGE OF THE LANDS OF ARNDT ELECTRONICS LYING WITHIN THE COUNTY OF SAN MATEO, BEING PARCELS 1,2,3 AND 4 AS SHOWN ON THAT CERTAIN PARCEL MAP FILED IN VOLUME 51 OF PARCEL MAPS AT PAGE 71 RECORDS OF SAN MATEO," FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN MATEO COUNTY, STATE OF CALIFORNIA, ON OCTOBER 6, 1986 IN VOLUME 58 OF PARCEL MAPS AT PAGE 13.

ASSESSOR'S PARCEL NOS. 046-020-370    JOINT PLAN NOS.  046-002-020-22A
                       046-020-380                     046-002-020-22-01A
                                                       046-002-020-22-02A
                                                       046-002-020-22-03A
                                                       046-002-020-23A
                                                       046-002-020-23-01A

                           EXHIBIT B TO PARKING LEASE

                    LEGAL DESCRIPTION OF 150 INDUSTRIAL ROAD

All that certain real property in the County of San Mateo, State of California, more particularly described as follows:

UNINCORPORATED AREA

PARCEL ONE:

PARCEL 2, AS SHOWN ON THE PARCEL MAP FILED JUNE 13, 1996 IN BOOK 69 OF PARCEL MAPS, AT PAGES 26 AND 27, IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SAN MATEO, STATE OF CALIFORNIA.

PARCEL TWO:

A NON-EXCLUSIVE EASEMENT OVER, ALONG AND ACROSS A STRIP OF LAND 60 FEET IN WIDTH, BEING A PORTION OF THAT CERTAIN PRIVATE ROAD COMMONLY CALLED QUARRY ROAD, FOR ROAD PURPOSES, WITH THE RIGHT TO ENTER UPON THE SAME AT ANY AND ALL TIMES, AND TO CONSTRUCT, OPERATE AND MAINTAIN THEREON, SEWERS AND DRAINS, GAS AND WATER MAINS AND ELECTRIC LIGHT CONDUITS, AND TO ERECT AND MAINTAIN THEREON POLES FOR THE TRANSMISSION OF ELECTRIC POWER AND FOR THE SUPPORT OF TELEPHONE LINES. SAID STRIP OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A CONCRETE MONUMENT WHICH IS SITUATED ON THE NORTHEASTERLY LINE OF THE OLD COUNTY ROAD LEADING FROM BELMONT TO REDWOOD CITY, WHICH MONUMENT STANDS AT THE MOST SOUTHERLY CORNER OF THAT CERTAIN 10.5711 ACRE PARCEL OF LAND HEREINABOVE MENTIONED; THENCE FROM SAID POINT OF COMMENCEMENT, NORTH 43(degreE) 01' EAST 1667.62 FEET TO A POINT ON THE SOUTHWESTERLY LINE OF THE 80 FOOT ROADWAY EASEMENT HEREINAFTER DESCRIBED; THENCE FOLLOWING SAID LINE, SOUTH 46(degree) 59' EAST 60 FEET; THENCE LEAVING SAID LINE, SOUTH 43(DEGRee) 01' WEST 1671.39 FEET TO A CONCRETE MONUMENT, WHICH STANDS ON THE AFORESAID NORTHEASTERLY LINE OF THE OLD COUNTY ROAD; THENCE FOLLOWING THE LAST MENTIONED LINE, NORTH 43(degree) 23' 00" WEST 60.11 FEET TO THE POINT OF COMMENCEMENT.

EXCEPTING FROM PARCEL TWO:

THOSE PORTIONS THEREOF LYING WITHIN THE PARCELS OF LAND HERETOFORE CONVEYED TO THE COUNTY OF SAN MATEO BY THE FOLLOWING DEEDS OF RECORD:

1. BY DEED RECORDED JUNE 2, 1969, BOOK 5646, PAGE 201, OFFICIAL RECORDS OF SAN MATEO COUNTY.

2. BY DEED RECORDED JUNE 2, 1969, BOOK 5646, PAGE 555, OFFICIAL RECORDS OF SAN MATEO COUNTY.

3. BY DEED RECORDED JUNE 30, 1969, BOOK 5659, PAGE 334, OFFICIAL RECORDS OF SAN MATEO COUNTY.

4. BY DEED RECORDED JUNE 30, 1969, BOOK 5659, PAGE 337, OFFICIAL RECORDS OF SAN MATEO COUNTY.

5. BY DEED RECORDED JULY 22, 1969, BOOK 5667, PAGE 511, OFFICIAL RECORDS OF SAN MATEO COUNTY.

6. BY DEED RECORDED AUGUST 5, 1969, BOOK 5673, PAGE 443, OFFICIAL RECORDS OF SAN MATEO COUNTY.

7. BY DEED RECORDED SEPTEMBER 23, 1969, BOOK 5692, PAGE 325, OFFICIAL RECORDS OF SAN MATEO COUNTY.

8. BY DEED RECORDED OCTOBER 29, 1969, BOOK 5707, PAGE 719, OFFICIAL RECORDS OF SAN MATEO COUNTY.

ALSO EXCEPTING FROM PARCEL TWO THAT PORTION THEREOF LYING WITHIN THE LINES OF PARCEL FOUR BELOW DESCRIBED.

PARCEL THREE:

A NON-EXCLUSIVE EASEMENT OVER, ALONG AND ACROSS A STRIP OF LAND 80 FEET WIDE, FOR ROAD PURPOSES, WITH THE RIGHT TO ENTER UPON THE SAME AT ANY AND ALL TIMES, AND TO CONSTRUCT, OPERATE AND MAINTAIN THEREON, SEWERS AND DRAINS, GAS AND WATER MAINS AND ELECTRIC LIGHT CONDUITS, AND TO ERECT AND MAINTAIN THEREON POLES FOR THE TRANSMISSION OF ELECTRIC POWER AND FOR THE SUPPORT OF TELEPHONE LINES, SAID STRIP OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTHEASTERLY LINE OF HARBOR BOULEVARD, SAID POINT BEING THE MOST WESTERLY CORNER OF THAT CERTAIN STRIP OF LAND 80 FEET WIDE, OVER WHICH AN EASEMENT FOR PURPOSES OF A PRIVATE ROAD WAS GRANTED BY DEED FROM HARBOR DEVELOPMENT CORPORATION TO BELMONT STADIUM, INCORPORATED, DATED NOVEMBER 14, 1947 AND RECORDED DECEMBER 1, 1947 IN BOOK 1422 OF OFFICIAL RECORDS OF SAN MATEO COUNTY AT PAGE 466 (1993H); THENCE FROM SAID POINT OF BEGINNING, SOUTH 46(degree) 59' EAST 1096.91 FEET; THENCE SOUTHERLY ALONG A CIRCULAR CURVE, TANGENT TO THE PREVIOUS COURSE, CONCAVE TO THE RIGHT AND HAVING A RADIUS OF 540 FEET AND A CENTRAL ANGLE OF 33(degree) 22' 24", AN ARC DISTANCE OF 314.54 FEET TO A POINT ON THE BOUNDARY BETWEEN THE PROPERTY OF HARBOR DEVELOPMENT CORPORATION AND THE PROPERTY OF RAYMOND J. BRAGATO; THENCE CONTINUING ALONG THE AFORESAID CURVE, THROUGH A CENTRAL ANGLE OF 2(degree) 20' 23", A FURTHER DISTANCE OF 22.05 FEET TO A POINT; THENCE SOUTH 11(degree) 16' 13" EAST 369.19 FEET; THENCE SOUTHERLY, ALONG A CIRCULAR CURVE, TANGENT TO THE LAST COURSE, CONCAVE TO THE LEFT, AND HAVING A RADIUS OF 620 FEET AND A CENTRAL ANGLE OF 7(degree) 00' 05", AN ARC DISTANCE OF 75.91 FEET TO A POINT ON THE BOUNDARY BETWEEN PROPERTY OF RAYMOND J. BRAGATO AND PROPERTY OF NIELSEN AND BEAVER, INC., A CORPORATION; THENCE CONTINUING ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 4(dEGREE) 41' 38", A FURTHER DISTANCE OF 50.79 FEET TO A POINT ON THE NORTHEASTERLY BOUNDARY OF RANCHO DE LAS PULGAS, DISTANT THEREON SOUTH 0(degree) 08' 48" EAST 270.26 FEET FROM AN ANGLE POINT THEREIN, DESIGNATED AS P.M.C. NO. 27; THENCE CONTINUING ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 19(degree) 01' 14", A FURTHER DISTANCE OF 205.82 FEET; THENCE SOUTH 42(degree) 00' EAST
513.09 FEET TO A POINT IN THE SOUTHEASTERLY LINE OF THAT CERTAIN 25.0265 ACRE PARCEL, DESCRIBED IN DEED TO BELMONT STADIUM, INCORPORATED, HEREINABOVE MENTIONED, DISTANT THEREON NORTH 48(degree) 00' EAST 606.78 FEET FROM THE SOUTHWESTERLY TERMINUS THEREOF; THENCE CONTINUING SOUTH 42(degree) 00' EAST, A FURTHER DISTANCE OF 1211.50 FEET; THENCE SOUTH 48(degree) 55' 40" EAST 4.43 FEET TO AN ANGLE POINT IN THE NORTHEASTERLY LINE OF THE LANDS OF THE CITY AND COUNTY OF SAN FRANCISCO; THENCE CONTINUING SOUTH 48(degree) 55' 40" EAST, ALONG THE LAST MENTIONED LINE AND THE NORTHEASTERLY LINE OF LOT 28, AS DESIGNATED ON THE MAP ENTITLED "PHELPS HOME SUBDIVISION, SAN CARLOS, CALIF.", FILED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SAN MATEO, STATE OF CALIFORNIA ON JUNE 18, 1930 IN BOOK 18 OF MAPS AT PAGE 34, A DISTANCE OF 374.83 FEET TO THE NORTHWESTERLY LINE OF THE PROPOSED WIDENING OF HOLLY STREET, FOR THE BAYSHORE FREEWAY; THENCE ALONG SAID NORTHWESTERLY LINE, NORTH 16(degree) 04' 42" EAST 74.00 FEET, TO A POINT AND NORTHEASTERLY, ALONG THE ARC OF A CURVE TO THE RIGHT, HAVING A RADIUS OF 300.00 FEET, A CENTRAL ANGLE OF 2(degree) 41' 44", AND BEING TANGENT TO THE LAST MENTIONED COURSE, AT THE LAST MENTIONED POINT, A DISTANCE OF 14.11 FEET TO THE SOUTHWESTERLY LINE OF THE LANDS DESCRIBED IN DEED FROM HARBOR DEVELOPMENT CORPORATION, A CORPORATION TO CITY OF SAN CARLOS, A MUNICIPAL CORPORATION, DATED JUNE 20, 1950 AND RECORDED JULY 20, 1950 IN BOOK 1902 OF OFFICIAL RECORDS OF SAN MATEO COUNTY AT PAGE 467 (73922-I); THENCE ALONG THE LAST MENTIONED LINE, NORTH 48(degree) 55' 60" WEST 337.48 FEET; THENCE LEAVING SAID LINE, NORTH 42(degree) 00' WEST 1206.56 FEETTO A POINT IN THE SOUTHEASTERLY LINE OF LANDS OF BELMONT STADIUM, INCORPORATED, HEREINABOVE MENTIONED; THENCE CONTINUING NORTH 42(degree) 00' WEST, A FURTHER DISTANCE OF 513.09 FEET TO A POINT; THENCE NORTHWESTERLY, ALONG A CURVE CONCAVE TO THE RIGHT, TANGENT TO THE LAST MENTIONED COURSE, AND HAVING A RADIUS OF 540 FEET, A CENTRAL ANGLE OF 30(degree) 43' 47", AN ARC DISTANCE OF 289.62 FEET; THENCE NORTH 11(degree) 16' 13" WEST 369.19 FEET; THENCE NORTHWESTERLY ALONG A CURVE CONCAVE TO THE LEFT, TANGENT TO THE LAST COURSE AND HAVING A RADIUS OF 620 FEET AND A CENTRAL ANGLE 7(degree) 03' 54", AN ARC DISTANCE OF 76.45 FEET TO A POINT ON THE NORTHWESTERLY LINE OF THE AFORESAID LANDS OF BELMONT STADIUM, INCORPORATED, DISTANT THEREON NORTH 45(degree) 00' 45" EAST 26.47 FEET FROM THE SOUTHWESTERLY TERMINUS THEREOF; THENCE CONTINUING ALONG THE LAST MENTIONED CURVE, THROUGH A CENTRAL ANGLE OF 28(degree) 38' 53", A FURTHER DISTANCE OF 310 FEET; THENCE NORTH 46(degree) 59' WEST 1096.91 FEET TO A POINT ON THE SOUTHEASTERLY LINE OF HARBOR BOULEVARD, WHICH POINT IS THE MOST WESTERLY CORNER OF THAT 3.30 ACRE PARCEL OF LAND DESIGNATED AS PARCEL NO. 3 IN THAT CERTAIN DEED DATED FEBRUARY 28, 1946 FROM HARBOR DEVELOPMENT CORPORATION, TO GEORGE W. WILLIAMS, RECORDED MARCH 21, 1946 IN BOOK 1264 OF OFFICIAL RECORDS OF SAN MATEO COUNTY AT PAGE 114 (93979F); THENCE FOLLOWING THE SOUTHEASTERLY LINE OF HARBOR BOULEVARD, SOUTH 43(degree) 01' WEST 80 FEET TO THE POINT OF BEGINNING.

EXCEPTING FROM PARCEL THREE THAT PORTION THEREOF LYING WITHIN THE LINES OF PARCEL FOUR BELOW DESCRIBED.

PARCEL FOUR:

A NON-EXCLUSIVE EASEMENT OVER, ALONG AND ACROSS THE STRIP OF LAND DESIGNATED "INDUSTRIAL WAY" ON THE PARCEL MAP FILED JUNE 13, 1996 IN BOOK 69 OF PARCEL MAPS, AT PAGES 26 AND 27, IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SAN MATEO, STATE OF CALIFORNIA, FOR ROAD PURPOSES, WITH THE RIGHT TO ENTER UPON THE SAME AT ANY AND ALL TIMES, AND TO CONSTRUCT, OPERATE AND MAINTAIN THEREON, SEWERS AND DRAINS, GAS AND WATER MAINS AND ELECTRIC LIGHT CONDUITS, AND TO ERECT AND MAINTAIN THEREON POLES FOR THE TRANSMISSION OF ELECTRIC POWER AND FOR THE SUPPORT OF TELEPHONE LINES, AS AN APPURTENANCE TO AND FOR THE BENEFIT OF PARCEL ONE ABOVE AND ANY SUBSEQUENT SUBDIVISION OR SUBDIVISIONS THEREOF.

JOINT PLANT NO. 046-002-021-08A

                           EXHIBIT C TO PARKING LEASE

                      LOCATION OF INHALE PARKING LEASE AREA

                   EXHIBIT C - LOCATION OF INHALE PARKING AREA


                            [MAP OF PARKING AREA]


                                                SITE PLAN

                                                164 SPACES
                                                DRAWING TITLE
                                                INHALE B4-EXT-PH
                                                201 INDUSTRIAL ROAD
                                                SAN CARLOS, CA

                   EXHIBIT C - LOCATION OF INHALE PARKING AREA


                            [MAP OF PARKING AREA]


                                                LEVEL - 1
                                                28 SPACES
                                                DRAWING TITLE
                                                INHALE B4-EXT-PH
                                                201 INDUSTRIAL ROAD
                                                SAN CARLOS, CA


                                Page 2 of 2